UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2026

Lincoln International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-43306	38-4224068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
110 North Wacker Drive, 51st Floor
Chicago, Illinois 60606
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (312) 796-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value per share	LCLN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01   Entry into a Material Definitive Agreement.
In connection with the initial public offering (the “Offering”) by Lincoln International, Inc. (the “Company”) and the selling stockholders of the Company’s Class A common stock, par value $0.00001 (the “Common Stock”), described in the prospectus (the “Prospectus”), dated May 19, 2026, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-295322) (as amended, the “Registration Statement”), the following agreements were entered into:
•the Fourth Amended and Restated Limited Partnership Agreement of Lincoln International, LP, a Delaware limited partnership (“OpCo”), dated May 19, 2026, by and among the Company, OpCo and its Limited Partners (as defined therein) (the “A&R LPA”);
•the Tax Receivable Agreement, dated May 19, 2026, by and among the Company, OpCo, the TRA Representative (as defined therein) and the TRA Parties (as defined therein); and
•the Voting Agreement, dated May 19, 2026, by and among the Company and the Controlling Stockholders (as defined therein) (the “Voting Agreement”).
The A&R LPA, Tax Receivable Agreement and Voting Agreement are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein. Certain parties to certain of these agreements have various relationships with the Company. For further information, see “Certain Relationships and Related Party Transactions” in the Prospectus.
Item 3.02   Unregistered Sales of Equity Securities.
Simultaneously with the consummation of the Offering, the Company issued (i) 32,096,939 shares of Class B common stock of the Company, par value $0.00001 per share, to the Limited Partners other than the Controlling Partners (as defined in the A&R LPA), on a one-to-one basis equal to the number of common units of OpCo that each such Limited Partner owns, in exchange for nominal consideration and (ii) 48,860,500 shares of Class C common stock of the Company, par value $0.00001 per share, to the Controlling Partners, on a one-to-one basis equal to the number of common units of OpCo that each such Controlling Partner owns, in exchange for nominal consideration or the non-economic interest in OpCo indirectly held by such Controlling Partner, as applicable (the “Exchange”).
No underwriters were involved in the issuance and sale of the shares of Class B common stock or the issuance of the shares of Class C common stock pursuant to the Exchange. The shares of Class B common stock and Class C common stock were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act on the basis that the transaction did not involve a public offering.
Item 3.03   Material Modification to Rights of Security Holders.
The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.
Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Effective May 19, 2026, Ms. M. Christie Smith and Mr. John W. Oleniczak were appointed to the board of directors of the Company. Ms. Smith will serve as a Class I director with a term expiring at the Company’s annual meeting of stockholders to be held in 2027, and Mr. John W. Oleniczak will serve as a Class II director with a term expiring at the Company’s annual meeting of stockholders to be held in 2028. Ms. Smith and Mr. Oleniczak will each serve on the Company’s audit committee and compensation committee, and Ms. Smith will serve on the Company’s nominating and corporate governance committee.

Biographical information regarding the directors, equity awards made to the directors, a description of the material terms of the directors’ annual compensation and relationships required to be disclosed pursuant to Item 404(a) of Regulation S-K have previously been reported by the Company in the Registration Statement.

Employment Agreements

On May 21, 2026, the Company entered into employment agreements with each of Robert Brown, its Chief Executive Officer, and Eric Malchow, its President and Global Head of M&A. A full copy of each of the foregoing arrangements is attached hereto as Exhibits 10.4 and 10.5, respectively, and incorporated herein by reference.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 19, 2026, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), in the form previously filed as Exhibit 3.2 to the Registration Statement, and the Company’s Amended and Restated Bylaws (the “Bylaws”), in the form previously filed as Exhibit 3.4 to the Registration Statement, became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 650,000,000 shares of Class A common stock, 250,000,000 shares of Class B common stock, 100,000,000 shares of Class C common stock and 5,000,000 shares of preferred stock, par value $0.00001 per share. A description of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been reported by the Company in the Registration Statement. The Charter and Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.
Item 8.01   Other Events.
On May 21, 2026, the Company and the selling stockholders completed the Offering of 24,207,486 shares of the Company’s Class A common stock at a price to the public of $20.00 per share, which includes the exercise by the underwriters of their option to purchase an additional 3,157,498 shares of the Company’s Class A common stock. The gross proceeds to the Company from the initial public offering were $473.7 million, before deducting underwriting discounts and commissions. With the full exercise of the underwriters’ option to purchase the additional 3,157,498 shares of the Company’s Class A common stock, if all shares of Class B common stock and Class C common stock were to convert to shares of Class A common stock, the Company would have 102,015,412 shares of Class A common stock outstanding.
Item 9.01   Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Lincoln International, Inc.

3.2	Amended and Restated Bylaws of Lincoln International, Inc.

10.1	Fourth Amended and Restated Limited Partnership Agreement of Lincoln International, LP, dated as of May 19, 2026

10.2	Tax Receivable Agreement, dated as of May 19, 2026, by and among Lincoln International, Inc., Lincoln International, LP, the TRA Representative and the TRA Parties

10.3	Voting Agreement, dated May 19, 2026, by and among the Company and the Controlling Stockholders

10.4	Employment Agreement, dated May 21, 2026, by and among Lincoln International, Inc., Lincoln International LLC and Robert Brown

10.5	Employment Agreement, dated May 21, 2026, by and among Lincoln International, Inc., Lincoln International LLC and Eric Malchow

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN INTERNATIONAL, INC.

Date: May 26, 2026	By:	/s/ Robert T. Brown
Robert T. Brown
Chief Executive Officer